UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 10, 2007
(Date of earliest event reported)

SPACEHAB, Incorporated
(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

12130 State Highway 3, Building 1
Webster, Texas  77598
(Address of principal executive offices, including zip code)

(713) 558-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

On Thursday, May 10, 2007, the Board of Directors of SPACEHAB, Inc. appointed Mr. Mark Adams to the Company’s Corporate Governance and Nominating Committee as a replacement for Mr. Barry Williamson.  Mr. Adams will serve as Chairman of the Committee, replacing Mr. Myron Goins.  Mr. Goins will remain as a member of the Committee.  Mr. Williamson remains Chairman of the Company’s Board of Directors.  It was also identified that Mr. Adams has been declared an independent member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

May 15, 2007	By:	/s/ Brian K. Harrington
Brian K. Harrington
Sr. Vice President and Chief Financial Officer